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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              __________________

                                   FORM 8-K
                              __________________

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  May 31, 1999
                                                           ------------

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                              FLIR Systems, Inc.
            (Exact name of Registrant as specified in its charter)

      Oregon                       0-21918                        93-0708501
 (State or other           (Commission File Number)           (I.R.S. Employer
 jurisdiction of                                             Identification No.)
 incorporation or
  organization)

16505 S.W. 72nd Avenue, Portland, Oregon                            97224
(Address of principal executive offices)                          (Zip Code)

                                (503) 684-3731
             (Registrant's telephone number, including area code)

                              __________________


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                   This Current Report includes no exhibits
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Item 5.  Other Events.


Effective March 30, 1999, FLIR Systems, Inc. (the "Company") completed a transaction with Inframetrics, Inc. ("Inframetrics") pursuant to which a wholly-owned subsidiary of the Company ("FLIR Merger Sub") was merged with and into Inframetrics (the "Merger"). Upon consummation of the Merger, Inframetrics survived and became a wholly-owned subsidiary of the Company and FLIR Merger Sub ceased to exist. The Merger was recorded as a pooling of interests for accounting purposes.

Pooling of interests accounting rules require that no affiliate (officer, director or ten percent or greater shareholder) of the Company and no affiliate of Inframetrics significantly reduce its risk relative to its common shareholders position within the period beginning 30 days prior to consummation of the business combination and ending upon publication of financial results that include combined sales and net income covering at least 30 days of post-acquisition operations. Such publication is satisfied by the filing of a report on Form 8-K with the Securities and Exchange Commission.

This Form 8-K sets forth the following required financial information on combined sales and net loss of the Company and Inframetrics for 30 days of post-acquisition combined operations from April 1, 1999 through April 30, 1999. The results included herein are not necessarily indicative of the results expected for a full year of operations.

                       Combined Post-Acquisition Results
                      For the month ended April 30, 1999
                                  (unaudited)

                                                     (in thousands)
       Net Sales.................................          $   7,057
                                                    ================

       Net Loss..................................          $  (2,904)
                                                    ================

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                                  SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FLIR SYSTEMS, INC.



Date      June 3, 1999                     /s/ J. Mark Samper
    -----------------------                ---------------------------------
                                           J. Mark Samper
                                           Vice President of Finance and
                                           Chief Financial Officer
                                           (Principal Accounting and Financial
                                            Officer and Duly Authorized Officer)

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